SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                    FORM 8-K/A


                 Current Report Pursuant to Section 13 or 15(d) of
                            The Securities Act of 1934


                                September 20, 1997
                 ________________________________________________
                 Date of Report (Date of earliest event reported)



                        CONTROLLED ENVIRONMENT AQUACULTURE
                                 TECHNOLOGY, INC.
                 ________________________________________________
              (Exact name of registrant as specified in its charter)



Colorado                  0-25868              84-1293167
________________________________________________
(State or other       (Commission            I.R.S.Employer
jurisdiction           File Number)   Identification No.)
of incorporation)


7 Waterfront Plaza, Suite 400
500 Ala Moana Blvd., Honolulu HI 96813
________________________________________________
Address of principal executive offices)        (Zip Code)


(808) 521-1801
________________________________________________
Registrant's telephone number, including area code



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

DISMISSAL OF PRINCIPAL ACCOUNTANT.

The registrant has previously reported the termination of any client-auditor relationship with Singer Lewak Greenbaum & Goldstein, LLP, and indicated in such report that there were no disagreements with that firm. However, the required letter from Singer Lewak Greenbaum & Goldstein, LLP, indicating whether it agrees with the statements made by the registrant, in response to this Item 4, was not available at the time the Form 8-K/A report was initially filed. The required letter from Singer Lewak Greenbaum and Goldstein, LLP, indicating its agreement with the statements made by the registrant in its 8-K/A report, is now available and attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)     The following Exhibits are filed as part of this report:

Exhibit 16 - Letter regarding change in certifying accountant.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


CONTROLLED ENVIRONMENT AQUACULTURE TECHNOLOGY, INC.

_________________________________________________
J. A. Garcia, President                     October 24, 1997
(Signature)                                 (Date)

EXHIBIT 16.


October 22, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Gentlemen:

We have read the statements made by Controlled Environment Aquaculture Technology, Inc., which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K/A, as part of the Company's Form 8-K/A dated September 20, 1997. We agree with the statements concerning our Firm in such Form 8-K/A.


Sincerely,

SINGER LEWAK GREENBAUM & GOLDSTEIN, LLP

/s/
David W. Free, Partner